SECURITIES AND EXCHANGE COMMISSION



                  Washington, D.C. 20549







                         FORM 8-K


                      CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported) July 5, 1994




                   Lowe's Companies, Inc.
  (Exact name of registrant as specified in its charter)


        North Carolina          0-94            56-578072
(State or other jurisdiction  (Commission      (IRS Employer
of incorporation)             File Number)   Identification No.)



             P.O. Box 1111, North Wilkesboro, North Carolina
                           28656
       (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code
(910) 651-4000





Item 5.  Other Events

  Lowe's Companies, Inc. (the "Company") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 33-51865) in connection with the completion on July 5, 1994, of the public offering of 10,350,000 shares of the Company's common stock, par value $.50 per share.


Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits.

       1(a) U.S. Purchase Agreement dated June 27, 1994, among the Company and Montgomery Securities and Merrill Lynch, Pierce,
Fenner & Smith Incorporated, as Representatives of the Several
Underwriters

       1(b) International Purchase Agreement dated June 27, 1994, among the Company and Montgomery Securities and Merrill Lynch
International Limited, as Co-lead Managers of the Several
Managers

       3(a) Restated and Amended Charter of the Company, amended as of June 22, 1994

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LOWE'S COMPANIES, INC.
                                              (Registrant)


Date:  July 11, 1994                    By:/s/ Richard D. Elledge

                                             Richard D. Elledge
                                             Vice President




                                     EXHIBIT INDEX


Exhibit Number and Description

1(a)   U.S. Purchase Agreement dated June 27, 1994, among the
Company and Montgomery Securities and Merrill Lynch, Pierce,
Fenner & Smith Incorporated, as Representatives of the Several
Underwriters

1(b)   International Purchase Agreement dated June 27, 1994,
among the Company and Montgomery Securities and Merrill Lynch
International Limited, as Co-lead Managers of the Several
Managers

3(i)   Restated and Amended Charter of the Company, amended as of
June 22, 1994